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Exhibit 10.2

FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

        This FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (the "Amendment") is dated as of March 12, 2002 (the "Amendment Date"), and is entered into by and among Specialtysemi, Inc., a Delaware corporation ("Company"), Conexant Systems, Inc., a Delaware corporation ("Conexant"), and Carlyle Capital Investors, L.L.C., a Delaware limited liability company ("Carlyle").

RECITALS

        WHEREAS, Company, Conexant and Carlyle are parties to that certain Contribution Agreement dated as of February 23, 2002 (the "Contribution Agreement"); and

        WHEREAS, Company, Conexant and Carlyle wish to amend the Contribution Agreement.

AGREEMENTS

        NOW THEREFORE, in consideration of the promises and mutual agreements and covenants set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

        1.    Defined Terms.    Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Contribution Agreement.

        2.    Amendment to Section 3.    Section 3 of the Contribution Agreement is hereby amended by adding the following language as Section 3.3:

  Carlyle will, prior to the Closing, assign its right to make the contributions set forth in Section 1.2 (the "Carlyle Contributions") and to receive shares of Class A Common Stock of the Company in consideration for such contributions pursuant to Section 1.3(b) to Carlyle Partners III, L.P., CP III Coinvestment, L.P. and Carlyle High Yield Partners, L.P. (collectively, the "Carlyle Assignees"). The amount of the Carlyle Contributions to be made by such Carlyle Assignees, after giving effect to such assignment, shall be as follows:

Carlyle Partners III, L.P.	$47,513,292.00
CPIII Coinvestment, L.P.	$1,886,708.00
Carlyle High Yield Partners	$2,600,000.00

  Each Carlyle Assignee is its own "ultimate parent entity" as that term is defined in 16 C.F.R. Section 801.1(a)(3) (2002) for purposes of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        3.    Amendment to Section 1.3(a)(ii).    The reference to "twenty million dollars ($20,000,000)" contained in Section 1.3(a)(ii) of the Contribution Agreement is hereby amended to read "nineteen million two hundred seventy eight thousand nine hundred thirty two ($19,278,932)".

        4.    Amendment to Section 1.7(b)(iii).    The reference to "$20,000,000" contained in Section 1.7(b)(iii) of the Contribution Agreement is hereby amended to read "$19,278,932".

        5.    Amendment to Section 2.3.    The reference to "$8,000,000" contained in Section 2.3 of the Contribution Agreement shall be amended to read "$7,278,932".

        6.    Amendment to Section 6.7.    The reference to "$8,000,000" contained in Section 6.7 of the Contribution Agreement shall be amended to read "$7,278,932".

        7.    Effect of Amendment.    Except as and to the extent expressly modified by this Amendment, the Contribution Agreement, the Exhibits thereto, and the Disclosure Schedules shall remain in full force and effect in all respects. The terms of this Amendment shall be applied retroactively for purposes of Sections 1, 2, 3, 6 and 8 of the Contribution Agreement, such that the Contribution Agreement, Exhibits, and the Disclosure Schedules shall be deemed to have read, as of February 23, 2002, as amended herein. In the event of a conflict between this Amendment and the Contribution Agreement, the Exhibits thereto, or the Disclosure Schedules, this Amendment shall govern.

        8.    Counterparts.    This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

        9.    Governing Law.    This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

        The parties hereto have caused this Amendment to be executed and delivered as of the date set forth above.

SPECIALTYSEMI, INC., a Delaware corporation
By:	/s/ CLAUDIUS E. WATTS IV Name: Claudius E. Watts IV Title: President
CONEXANT SYSTEMS, INC., a Delaware corporation
By:	/s/ DWIGHT DECKER Name: Dwight Decker Title: Chief Executive Officer
CARLYLE CAPITAL INVESTORS, L.L.C. a Delaware limited liability company
By:	/s/ CLAUDIUS E. WATTS IV Name: Claudius E. Watts IV Title: President and Managing Director

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  Exhibit 10.2
FIRST AMENDMENT TO CONTRIBUTION AGREEMENT